BIG SAVER FOODS

PURCHASE ORDER

CO. NAME: GHI Green Hygienics | 800054

ORDER DATE 2013-01-25 DELIVERY DATE 02/19/13

	UPC	DESCRIPTION	PACK/SIZE	CASES	CASE COST	UNIT COST	TOTAL AMOUNT
1	8-53227-00404	Sensational Bath Tissue	[redacted]	########	[redacted]	[redacted]	[redacted]
2							
3							
4							
5							
6							
7							$0,00
8							$0,00
9							$0,00
10							$0,00
11							$0,00
12							$0,00
						TOTAL INVOICE	$23 760,00

HAVE SPOILED AND DAMAGED GOODS BEEN

PICKED UP ☐ YES ☐ NO

HOW MUCH_______ HOW OFTEN_______

NOTE: Certain parts of this Purchase Order has been blacked out due to proprietary information.

CO. NAME GHI

SALESMAN Tray Harrison 1-214-912-6700

TOTAL REBATE

HOW PAID 2% 10, net 30 days

SALES PERSON SIGNATURE

RECEIVER SIGNATURE

BUYER SIGNATURE Don Bachman

BIG SAVER FOODS

PURCHASE ORDER

CO. NAME: GHI Green Hygienics

800055

ORDER DATE 2013-01-25 **DELIVERY DATE 02/19/13**

	UPC	DESCRIPTION	PACK/SIZE	CASES	CASE COST	UNIT COST	TOTAL AMOUNT
1	8-53227-00404	Sensational Bath Tissue	[redacted]	[redacted]	[redacted]	[redacted]	$[redacted]
2							
3							
4							
5							
6							
7							$0,00
8							$0,00
9							$0,00
10							$0,00
11							$0,00
12							$0,00
						TOTAL INVOICE	$23 760,00

HAVE SPOILED AND DAMAGED GOODS BEEN

PICKED UP ☐ YES ☐ NO

HOW MUCH________ HOW OFTEN________

CO. NAME GHI

SALESMAN Tray Harrison 1-214-912-6700

TOTAL REBATE ________

HOW PAID 2% 10, net 30 days

NOTE: Certain parts of this Purchase Orders has been blacked out due to proprietary information.

SALES PERSON SIGNATURE ________

RECEIVER SIGNATURE ________

BUYER SIGNATURE Don Bachman